UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2023, Virpax Pharmaceuticals, Inc. (the “Company”) accepted the resignation of Anthony P. Mack as Chief Executive Officer (“CEO”) and Chair of the Board of Directors (the “Board”) of the Company effective November 17, 2023. The resignation was not related to any disagreement with the Company on any matter relating to its operations, policies or practices.

On November 15, 2023, the Company’s Board appointed Gerald Bruce as CEO and Dr. Eric Floyd as Chair of the Board, effective as of November 20, 2023. Dr. Floyd also serves as Chair of the Compensation Committee.

Gerald Bruce, age 67, has served as the Company’s Executive Vice President of Commercial Operations Officer since August 2017, as a member of the Company’s Board since July 2021 and as the President and CEO of the Company’s wholly owned subsidiary, Novvae Pharmaceuticals, Inc. since July 26, 2023. Mr. Bruce has spent over 30 years, in the Pharmaceutical and Medical Nutrition industry, including 20 years in senior leadership roles. He started his career in May 1983 at Johnson & Johnson Inc. where he was an award-winning sales representative and held leadership positions of increasing responsibility in sales and marketing ending with his role as Group Product Director of Analgesics in September 1998. From September 1998 to November 2000, he served as Vice President of Sales at Bristol-Myers Squibb Co. (“Bristol-Myers”) where he led the Cardiovascular and Metabolic sales force. From November 2000 to January 2006, he served as Vice President of Managed Markets where he led the team responsible for the development and implementation of the reimbursement strategy for Bristol-Myers’ US portfolio. From January 2006 to June 2008, Mr. Bruce was the Senior Vice President of Commercial Operations at NitroMed, Inc. where he was responsible for building the commercial strategy and led the team responsible for the development and implementation of the commercial plan for the start-up company’s first product for the treatment of heart failure. From April 2009 to November 2018, Mr. Bruce served as Vice President of Sales for Nutricia North America, Danone Medical Nutrition Division. Mr. Bruce currently serves on the Board of Trustees for Lincoln University and is a board member for the National Sales Network. He received his bachelor’s degree in Business Administration from Lincoln University and a master’s degree in Leadership from the McDonough School of Business at Georgetown University.

Dr. Eric Floyd, age 61, has served as a member of the Company’s Board since January 2017. Dr. Floyd currently serves as Senior Vice President of Regulatory Affairs & Quality Assurance at Silence Therapeutics. He has more than 21 years of regulatory experience within the pharmaceutical industry. Most recently, from November 2018 to December 2019 he was Senior Vice President, Regulatory Affairs, for Axovant Sciences. Prior to that, he served as President of Compliance Services and Chief Scientific Officer at Dohmen Life Science Services, Inc. from June 2015, Senior Vice President, U.S. Regulatory Affairs and Clinical Quality Compliance at Lundbeck Inc. from December 2011, Global Vice President of Regulatory Affairs at Hospira Inc. (later acquired by Pfizer Inc.) from January 2010, Vice President of Worldwide Regulatory Affairs and Quality Assurance at Cephalon Inc. (later acquired by Teva Pharmaceuticals Industries Ltd.) from January 2007 and VP and Global Head of Respiratory, Dermatology, and Tropical Medicines Drug Regulatory Affairs at Novartis AG from February 2005 until April 2007. Dr. Floyd has also held senior leadership roles at Bristol Myers Squibb Co., Aventis Pharma and Merck Research Laboratories (a division of Merck & Co.). Dr. Floyd received a Ph.D. in Neurophysiology from Meharry Medical College, Nashville, an executive MBA from St. Joseph’s University, Philadelphia, an MS from Tennessee State University, a BS from the University of Illinois and has served as an Assistant Professor at Harvard University School of Medicine. Dr. Floyd served as an outside director on the board of directors of Scilex Pharmaceuticals Inc. from April 2014 to November 2016.

The Company has not yet determined Mr. Bruce’s compensation for serving as Chief Executive Officer nor if any additional compensation will be paid to Dr. Floyd for serving as Chair of the Board.

Item 7.01. Regulation FD Disclosure.

On November 17, 2023, the Company issued a press release disclosing the foregoing. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated November 17, 2023 issued by Virpax Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: November 17, 2023	By:	/s/ Vinay Shah
Vinay Shah
Chief Financial Officer

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